UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 9, 2023

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 Par Value	FORR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

At the Annual Meeting of Stockholders of Forrester Research, Inc. (the “Company”) held on May 9, 2023 (the “Annual Meeting”), the stockholders of the Company approved the amendment and restatement of the Forrester Research, Inc. Amended and Restated Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”), pursuant to which the number of shares available for purchase was increased by 3,500,000 shares, as previously described in the Company’s Proxy Statement on Schedule 14A filed on March 28, 2023, with such amendment and restatement effective as of May 9, 2023, the date of approval by the stockholders of the Company.

The Amended and Restated Equity Incentive Plan is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Sarah Le Roy has resigned from her position as Chief People Officer of the Company, effective May 19, 2023.

(e)

See Item 1.01.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

Proposal 1 – The election of eight nominees to the Company’s Board of Directors.

The eight nominees named in the definitive proxy statement were elected to serve as directors. Information as to the vote on each director standing for election is provided below:

Nominee	For	Withheld	Broker Non-Votes
David Boyce	16,032,914	1,532,082	1,118,017
Neil Bradford	17,415,869	149,127	1,118,017
George F. Colony	17,396,518	168,478	1,118,017
Anthony Friscia	17,471,560	93,436	1,118,017
Robert M. Galford	15,002,619	2,562,377	1,118,017
Warren Romine	17,472,957	92,039	1,118,017
Gretchen G. Teichgraeber	15,930,623	1,634,373	1,118,017
Yvonne Wassenaar	17,473,135	91,861	1,118,017

Proposal 2 – Approval of an amendment and restatement of the Company’s Amended and Restated Equity Incentive Plan.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
10,031,937	5,421,383	2,111,676	1,118,017

Proposal 3 – The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
18,647,258	34,620	1,135	-0-

Proposal 4 – Approval by non-binding vote Forrester Research, Inc. executive compensation.

The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
17,381,094	181,050	2,852	1,118,017

Proposal 5 – To recommend, by non-binding vote, the frequency of non-binding executive compensation votes.

A majority of the votes cast with respect to this matter were in favor of an annual vote, consistent with the recommendation of the Board of Directors for an annual vote.

3 years	2 years	1 year	Abstaining	Broker Non-Votes
683,011	1,496	16,875,723	4,766	1,118,017

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2029.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Equity Incentive Plan, effective May 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ Ryan D. Darrah
Name:	Ryan D. Darrah
Title:	Chief Legal Officer and Secretary

Date: May 15, 2023